UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

CYBEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-4538	11-1731581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 533-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On November 3, 2006, Cybex International, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company, upon the recommendation of the Nominating Committee, elected John McCarthy as a director of the Company to fill an existing vacancy, effective as of November 1, 2006.

Mr. McCarthy will serve on the Company’s Nominating, Audit and Independent Director Committees.

There is no arrangement or understanding between Mr. McCarthy and any other person pursuant to which he was selected as a director. There are no relationships between Mr. McCarthy and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1    Press Release dated November 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2006

CYBEX INTERNATIONAL, INC. (Registrant)

By:	/S/ JOHN AGLIALORO
Name: John Aglialoro Title: Chief Executive Officer